UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

HARROW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1A Burton Hills Blvd., Suite 200
Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	HROW	The Nasdaq Stock Market LLC
8.625% Senior Notes due 2026	HROWL	The Nasdaq Stock Market LLC
11.875% Senior Notes due 2027	HROWM	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 36,685,171. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 31,271,714. All matters submitted to a binding vote of stockholders at the Annual Meeting were approved. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

Proposal 1: Election of Directors

Stockholders voted to elect to the Board of Directors the four (4) director nominees named in the Company’s proxy statement to serve until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified. The results of the voting were:

Directors	For	Withheld	Broker Non-Vote
Mark L. Baum	23,643,847	272,563	7,355,304
Adrienne L. Graves	23,200,214	716,196	7,355,304
Lauren P. Silvernail	23,624,033	292,377	7,355,304
Perry J. Sternberg	23,616,257	300,153	7,355,304

Proposal 2: Approval of the Harrow, Inc. 2025 Incentive Stock and Awards Plan

Stockholders voted to approve the Harrow, Inc. 2025 Incentive Stock and Awards Plan. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
21,700,605	1,773,539	442,266	7,355,304

Proposal 3: Ratification of Auditors

Stockholders ratified the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
31,229,548	23,282	18,884	-

Proposal 4: To approve on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
22,496,427	971,206	448,777	7,355,304

Proposal 5: To approve on a non-binding, advisory basis, the frequency of a stockholder advisory vote on the compensation of the Company’s named executive officers.

Stockholders approved, on a non-binding, advisory basis, a frequency of one year for a stockholder advisory vote on the compensation of the Company’s named executive officers. The results of the voting were:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
20,415,407	7,346	2,868,210	625,447	7,355,304

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW, INC.

Dated: June 20, 2025	By:	/s/ Andrew R. Boll
Andrew R. Boll
Chief Financial Officer